                              EASTGROUP PROPERTIES
                               POWER OF ATTORNEY


         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                           \s\  Alexander G. Anagnos
                                           ----------------------------------
                                           Alexander G. Anagnos
                                           Trustee

Date:     3/15/96
     ------------------

                              EASTGROUP PROPERTIES
                               POWER OF ATTORNEY


         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                           \s\ H.C. Bailey, Jr.
                                           ----------------------------------
                                           H.C. Bailey, Jr.
                                           Trustee

Date:     3/15/96
     --------------------------

                              EASTGROUP PROPERTIES
                               POWER OF ATTORNEY


         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                       \s\ Harold B. Judell
                                       ----------------------------------
                                       Harold B. Judell
                                       Trustee

Date:     3/15/96
     ---------------------------

                              EASTGROUP PROPERTIES
                               POWER OF ATTORNEY


         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                           \s\ David M. Osnos
                                            ----------------------------------
                                            David M. Osnos
                                            Trustee


Date:      3/15/96
     -------------------------------

                              EASTGROUP PROPERTIES
                               POWER OF ATTORNEY


         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                             \s\ John  N. Palmer
                                             ----------------------------------
                                             John N. Palmer
                                             Trustee

Date:      3/18/96
     ---------------------------------